SUPPLEMENTAL LIFE APPLICATION  PART IV (LUC-142 6/06)
Symetra Life Insurance Company
777 108th Avenue NE, Suite 1200, Bellevue, WA 98004-5135
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1.	Life Insurance For	First	    Middle	     Last

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2.	Street/PO Box	            City	State	     Zip

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3.	Date of Birth

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4.	Product Name

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5.	Allocation Percentages (whole numbers only)

Investment Options					Premiums
AIM V.I. Capital Appreciation Fund (Series II Shares)	________%
AIM V.I. Capital Development Fund (Series II Shares)	________%
AIM V.I. International Growth Fund (Series II Shares)	________%
American Century VP Large Co Value Class II		________%
American Century VP Balanced Class I			________%
American Century VP Inflation Protection Class ll	________%
American Century VP International Class l		________%
American Century VP Ultra Class II			________%
American Century VP Value Class I			________%
Dreyfus IP - Technology Growth Portfolio		________%
Dreyfus Socially Responsible Growth Fund, Inc.		________%
Dreyfus Stock Index Fund, Inc. - Service Shares		________%
Fidelity VIP Contrafund - Initial Class Shares		________%
Fidelity VIP Equity-Income - Initial Class Shares	________%
Fidelity VIP Growth & Income - Initial Class Shares	________%
Fidelity VIP Mid Cap, Service Class 2 Shares		________%
Fidelity VIP Money Market Portfolio			________%
Franklin Flex Cap Growth - Class 2			________%
Franklin Income Securities Fund - Class 2		________%
Franklin Small Cap Value Securities Fund		________%
Franklin Small Mid Cap Growth Securities Fund - Class 2	________%
Franklin U.S. Government Fund - Class 2			________%
Mutual Shares Securities Fund - Class 2			________%
PIMCO All Asset Fund - Advisor Shares			________%
PIMCO Commodity Real Return Strategy Portfolio Fund	________%
Pioneer Emerging Markets VCT - Class II			________%
Pioneer Equity Income VCT - Class II			________%
Pioneer High-Yield VCT - Class II			________%
Pioneer Real Estate VCT - Class II Shares		________%
Pioneer Small Cap Value VCT - Class II			________%
Symetra Life Fixed Account				________%
Templeton Developing Markets Securities Fund - Class 2	________%
Templeton Global Income Securities Fund - Class 2	________%
Templeton Growth Securities Fund - Class 2		________%
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TOTAL (Must equal 100%)					  100   %
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6. Third Party Authorization
[] Transfer among Investment Options. Individuals listed below
   (if any) are authorized to transact transfers in writing or any other method approved by us for (1) the transfer of funds among Investment Options or (2) to change allocation percentages.


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Name of Authorized Individual

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Name of Authorized Individual

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Name of Authorized Individual

[]  Policy Information
    Individuals listed below are authorized to receive policy information on behalf of the policyowners.

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Name of Authorized Individual

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Name of Authorized Individual

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Name of Authorized Individual

Social Security Number of policyowner will be verified when exercising any of these options.
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Remarks






SymetraSM and the Symetra Financial logo are service marks of Symetra Life Insurance Company



LUC-142 6/06	Page 1 of 2

[Symetra Financial logo]


I/We represent that the statements and answers recorded on this application are true and complete to the best of my/our knowledge and belief; and I/we agree that they shall form a part of any insurance policy issued hereon.


Signed this  --------------  ------------,------ at  --------	----
		 Day		 Month	   Year	       City	State


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Signature of Proposed Insured* (Age 15 or older -- 16 in California)


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Signature of Applicant/Owner** If other than the Proposed Insured



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Signature of Applicant/Owner** If other than the Proposed Insured


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Signature of Applicant/Owner** If other than the Proposed Insured






I certify that I have asked and recorded completely and accurately the answers to all questions on the application and I know of nothing affecting the risk that has not been recorded.


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                                        Signature of Writing or Authorized Agent




*In Pennsylvania, if Proposed Insured is less than age 18, signature of
 Parent/Guardian 18 years or older required.
**If applicant/owner is a corporation or partnership, a corporate fficer/partner other than Proposed Insured must sign and state title.











SymetraSM and the Symetra Financial logo are service marks of Symetra Life Insurance Company



LUC-142 6/06	Page 2 of 2